     As filed with the Securities and Exchange Commission on June 2, 1998
                                                     Registration No. 333-_____
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ---------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933


                           HUNTWAY REFINING COMPANY
           (Exact name of registrant as specified in its charter)

         Delaware                                               95-4680045
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

25129 The Old, Suite 322, Newhall, California                       91381
(Address of Principal Executive Offices)                         (Zip Code)


      HUNTWAY PARTNERS, L.P. 1996 HUNTWAY EMPLOYEE INCENTIVE OPTION PLAN
              HUNTWAY REFINING COMPANY 1998 STOCK INCENTIVE PLAN
                          (Full Title of the Plans)

                               Juan Y. Forster
                    President and Chief Executive Officer
                           Huntway Refining Company
                        25129 The Old Road, Suite 322
                          Newhall, California 91381
                   (Name and Address of Agent for Service)

                                (805) 286-1582
        (Telephone Number, including Area Code, of Agent for Service)

                                   Copy to:
                                Brian D. Hogan
                               Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois  60601
                                (312) 861-2000

                       CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------
                                            PROPOSED MAXIMUM        PROPOSED MAXIMUM          AMOUNT OF
TITLE OF SECURITIES   AMOUNT TO BE           OFFERING PRICE        AGGREGATE OFFERING       REGISTRATION
 TO BE REGISTERED      REGISTERED               PER SHARE                PRICE                  FEE
--------------------------------------------------------------------------------------------------------
Common Stock, par
value $.01 per share    3,957,750 shares        $0.80 (1)             $3,147,375              $  928.48
--------------------------------------------------------------------------------------------------------
Common Stock, par
value $.01 per share    2,000,000 shares        $1.91 (2)             $3,820,000              $1,126.90
--------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(h) based upon the weighted average exercise price of the options granted under Huntway Partners, L.P. 1996 Huntway Employee Incentive Option Plan.

(2) Estimated pursuant to Rule 457(c) based upon the average of the high and low prices reported on the New York Stock Exchange for common units of Huntway Partners, L.P., the Registrant's predecessor, on June 1, 1998.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.  PLAN INFORMATION.

            The documents containing the information specified in Part I, Items 1 and 2, will be delivered in accordance with Rule 428(b)(1) of the Securities Act of 1933, as amended ("Securities Act"). Such documents are not required to be, and are not, filed with the Securities and Exchange Commission ("Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents, and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

            Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement (which documents are incorporated by reference in the Section 10(a) Prospectus), other documents required to be delivered to eligible employees pursuant to Rule 428(b) or additional information about the Huntway Partners, L.P. 1996 Huntway Employee Incentive Option Plan and Huntway Refining Company 1998 Stock Incentive Plan (together, the "Plans") are available without charge by contacting:


                                       Warren J. Nelson
                                       Chief Financial Officer
                                       Huntway Refining Company
                                       25129 The Old Road, Suite 322
                                       Newhall, California 91381
                                       (805) 286-1585

                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         Pursuant to an Agreement and Plan of Merger, dated as of January 26, 1998 (the "Merger Agreement"), between Huntway Partners, L.P., a Delaware limited partnership (the "Predecessor Partnership"), and the Registrant, which was at the time a wholly-owned subsidiary of the Predecessor Partnership, on June 1, 1998 the Predecessor Partnership was merged with and into the Registrant. The following documents filed by the Registrant and the Predecessor Partnership with the Commission are incorporated herein by reference except to the extent any statement or information therein is modified, superseded or replaced by a statement or information contained in this document or in any other subsequently filed document incorporated herein by reference:

         (a) The Registrant's Proxy Statement/Prospectus, dated May 1, 1998 (the "Prospectus") filed pursuant to Rule 424(b) under the Securities Act, which relates to the Registrant's Registration Statement on Form S-4 (Registration File No. 333-45093).

         (b) The Predecessor Partnership's Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 1-10091).

         (c) The Predecessor Partnership's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 (Commission File No. 1-10091).

         (d) The description of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), included under the caption "Description of Capital Stock" in the Prospectus.

         All reports and other documents hereafter filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities
Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law ("Section 145") permits indemnification of directors, officers, agents and controlling persons of a corporation under certain conditions and subject to certain limitations. The Certificate limits the liability of Directors to the fullest extent permitted by the Delaware General Corporation Law. In addition, the Certificate provides that the Corporation shall indemnify Directors and officers of the Corporation to the fullest extent permitted by such law. The Certificate further specifies procedures for such indemnification. Section 145 also empowers the Registrant to purchase and maintain insurance that protects its officers, directors, employees and agents against any liabilities incurred in connection with their service in such positions. The Registrant currently maintains such insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         3.1 Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-4 (Registration File No. 333-45093).

         3.2  By-laws of the Registrant, incorporated by reference to
              Exhibit 3.1 of the Registrant's Registration Statement on Form S-4 (Registration File No. 333-45093).

         5.1 Opinion of Kirkland & Ellis with respect to the legality of the shares of the Common Stock being registered hereby.

        23.1  Consent of Deloitte & Touche LLP.

        23.2 Consent of Kirkland & Ellis (included in opinion filed as Exhibit 5.1).

        24.1  Powers of Attorney (included in Part II of Registration
              Statement).


ITEM 9.  UNDERTAKINGS.

         (a) The undersigned Registrant hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that paragraphs (a)(1)(i) and
(a)(1)(ii) do not apply if the Registration Statement is on Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement; (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newhall, State of California, on June 1, 1998.

                                            HUNTWAY REFINING COMPANY

                                            By: /s/ Warren J. Nelson
                                               --------------------------------
                                                    Warren J. Nelson
                                                    Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Juan Y. Forster and Warren J. Nelson, signing singly, their true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             *     *     *     *

     Pursuant to the requirements of the Securities Act, this Registration Statement and Power of Attorney has been signed by the following persons in the capacities and as of the date indicated.


       Signature                     Title                                  Date
       ----------                    -----                                  ----
/s/ Juan Y. Forster                  President and Chief            June 1, 1998
-----------------------------        Executive Officer
    Juan Y Forster                   (Principal Executive
                                     Officer), Director

/s/ Warren J. Nelson                 Executive Vice President       June 1, 1998
-----------------------------        and Chief Financial
    Warren J. Nelson                 Officer (Principal
                                     Accounting and Financial
                                     Officer), Director

/s/ Justin S. Huscher                                               June 1, 1998
-----------------------------        Director
    Justin S. Huscher


/s/ Samuel N. Mencoff                                               June 1, 1998
-----------------------------
    Samuel N. Mencoff                Director


/s/ Harris Kaplan                                                   June 1, 1998
-----------------------------
    Harris Kaplan                    Director


/s/
-----------------------------
    J.C. McFarland                   Director


/s/ Richard Spencer                                                 June 1, 1998
-----------------------------
    Richard Spencer                  Director

                                EXHIBIT INDEX


EXHIBIT
NO.                     DESCRIPTION OF DOCUMENT
-------                 -----------------------
 3.1     Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement
         on Form S-4 (Registration File No. 333-45093).

 3.2 By-laws of the Registrant, incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-4 (Registration File
         No. 333-45093).

 5.1 Opinion of Kirkland & Ellis with respect to the legality of the Shares of the Common Stock being registered hereby.

23.1     Consent of Deloitte & Touche LLP.

23.2     Consent of Kirkland & Ellis (included in opinion filed as Exhibit 5.1).

24.1     Powers of Attorney (included in Part II of Registration Statement).